UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2016

SAIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 Johns Creek Parkway, Suite 400, Johns Creek, GA	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 232-5067

No Changes.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 9, 2016, Linda J. French notified the Board of Directors (“Board”) of Saia, Inc. (“Company”) of her retirement from the Board effective February 3, 2017.  The Board (i) does not expect to fill Ms. French’s position on the Compensation Committee at this time and (ii) has reduced the size of the Board to nine members, effective on February 3, 2017.  Ms. French’s retirement is not due to any disagreement with the Company related to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAIA, INC.

Date: December 15, 2016	/s/ Stephanie R. Maschmeier
Stephanie R. Maschmeier
Controller and Principal Accounting Officer